Fair value measurement and financial instruments - Schedule of Financial Liabilities Measured on Recurring Basis (Details) - Level 3 - Fair Value, Recurring - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Other non-current liabilities:
Preferred stock warrant liabilities	$ 2,535	$ 1,140	$ 822
Share-settled redemption feature	37,328	0
Total financial liabilities measured and recorded at fair value	$ 39,863	$ 1,140	$ 822